SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

––––––––––––

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) of the
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 3, 2005

COMCAST CORPORATION

(Exact name of registrant as specified in its charter)

Pennsylvania	000-50093	27-0000798

(State or other	(Commission file	(IRS employer
jurisdiction of	number)	identification no.)
incorporation)

1500 Market Street, Philadelphia, PA	19102-2148

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (215) 665-1700

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

     On November 3, 2005, Comcast Corporation (“Comcast”) issued a press release reporting the results of its operations for the three months and nine months ended September 30, 2005. The press release is attached hereto as Exhibit 99.1. Comcast does not intend for this Item 2.02 or Exhibit 99.1 to be treated as “filed” under the Securities Exchange Act of 1934, as amended, or incorporated by reference into its filings under the Securities Act of 1933, as amended.

Item 9.01. Exhibits

Exhibit 99.1     Comcast Corporation press release dated November 3, 2005.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: November 3, 2005	COMCAST CORPORATION

	By:	/s/ Lawrence J. Salva

Lawrence J. Salva
Senior Vice President,
Chief Accounting Officer
and Controller
(Principal Accounting Officer)